UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-24049

___________________________________________

OAKTREE ASSET-BACKED INCOME FUND INC.
(Exact name of registrant as specified in charter)

___________________________________________

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.
Oaktree Asset-Backed Income Fund Inc.
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281
(Name and address of agent for service)

___________________________________________

(855) 777-8001
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)

OAKTREE
Part of Brookfield

SEMI-ANNUAL REPORT
JUNE 30, 2026

Oaktree Asset-Backed Income Fund Inc.

IN PROFILE

Oaktree Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to Oaktree Asset-Backed Income Fund Inc. (the “Fund”). The Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Brookfield Oaktree Holdings, LLC (formerly, Oaktree Capital Group, LLC) (collectively with OCM and the Adviser, “Oaktree”). Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of June 30, 2026, Oaktree had $224 billion in assets under management. Oaktree is a subsidiary of each of Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), and Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAM).

The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://privatewealth.brookfield.com/fund/oaktree-asset-backed-income-fund-inc.

This report is for shareholder information. This is not a Prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for the Oaktree Asset-Backed Income Fund (the “Fund”) for the six months ended June 30, 2026.

PERFORMANCE & PORTFOLIO

The Fund Class I shares returned 3.04% (net of fees) for the six-month period ended June 30, 2026 and 3.22% inception-to-date.1 The Fund’s positive performance during the period was driven primarily by income from the Fund’s investments, most notably from private asset-backed finance holdings, coupled with price appreciation from the Fund’s traded structured credit securities. Consumer and infrastructure holdings were primary drivers of year-to-date returns, consistent with their standing as two of the portfolio’s top sector allocations.

As of June 30, 2026, the Fund’s investments had a gross portfolio-level yield of 10.46%,2 an average spread of 667 basis points (bps), and a weighted average life of 4.37 years for debt positions. The Fund’s positive performance and attractive income profile are supported by diversification across asset classes, collateral types and segments of the asset-backed finance market. The portfolio included 75 investments across seven sectors, six investment formats and more than 20 collateral types, with an average position size of approximately 1.2%. Approximately 76% of the total portfolio and 82% of private ABF exposures were floating rate, which may support earnings resilience across different interest-rate environments. The five largest sector allocations by market value were consumer (32.8%), commercial (23.5%), infrastructure (16.7%), fund finance (10.5%) and equipment (7.2%). During the period, the Fund continued to build its portfolio and move toward its long-term allocation to directly originated private ABF investments. Public investments continue to provide liquidity, diversification and income as the private portfolio ramps.

MARKET OVERVIEW & OUTLOOK

Asset-backed finance performance reflects a combination of collateral fundamentals, originator quality and broader market conditions. A key theme during the period was the continued retrenchment of traditional banks from balance-sheet-intensive lending, particularly across specialty finance, equipment finance and consumer asset-backed finance. This dynamic continues to create opportunities for private capital providers that can underwrite collateral at the asset level, negotiate robust structural protections and provide flexible capital where traditional lenders may face rating, regulatory or structural constraints. In certain transactions, this flexibility has also allowed the Fund to capture a premium relative to more standardized sources of financing.

Within equipment finance, we continue to see opportunities involving essential-use assets across diversified end markets. These structures are often amortizing, derisking over the life of the investment. Reduced bank participation has created opportunities to provide capital at attractive spreads with negotiated lender protections. We remain selective, particularly where equipment values may prove more sensitive to economic cycles or technological obsolescence.

Within digital infrastructure, we continue to focus on investments supported by contracted revenues, amortizing structures and collateral with clear utility. Areas of interest include fiber and other infrastructure that provide essential connectivity services. We remain cautious where investment outcomes depend heavily on speculative development, rapid technological change or aggressive revenue assumptions.

____________

1           Total return is calculated as the change in NAV per unit during the period, plus distributions per unit (assuming dividends and distributions are reinvested) divided by the beginning NAV per unit. Class I shares inception date December 8, 2025. Returns for periods greater than one year are annualized.

2      Calculated based on total debt investments only. Portfolio-Level Yield is calculated gross of any Fund-level fees and is not a yield calculation experienced by any investor in the Fund. Portfolio-Level Yield is a security-level yield measurement that varies by instrument type to provide a more comprehensive and comparable portfolio yield figure than a typical current yield or yield-to-worst calculation. Portfolio-Level Yield conventions are applied as follows: (i) Bank Debt – yield to maturity when priced below 90 and yield to a three-year workout when priced at or above 90; (ii) Corporate Bonds, Sovereigns, Treasuries, ABS, and CLOs – yield to worst based on the forward curve; (iii) Convertible Bonds – the lower of the yield to put date or yield to maturity; and (iv) CMBS/RMBS – yield incorporating transaction-specific prepayment, default, and extension assumptions.

2026 Semi-Annual Report	1

LETTER TO SHAREHOLDERS (continued)

Across consumer and specialty finance, performance remains differentiated by product, originator, underwriting approach and vintage. We continue to favor experienced originators that have demonstrated disciplined underwriting, strong servicing practices, transparent performance data and meaningful retained risk. This includes auto finance, where we generally favor established platforms with long operating histories and aligned incentives. We avoid opportunities and business models where originator underwriting lacks transparency, governance is weak, performance history is limited, incentives are misaligned or lenders lack structural protections and timely access to collateral performance information.

Overall, we believe select private ABF transactions continue to offer a meaningful premium compared with public-market alternatives. In our view, this premium can compensate investors for complexity, illiquidity and the provision of flexible capital, although relative value varies meaningfully by sector, structure and market conditions. We believe these structural dynamics support the Fund’s focus on income generation, risk mitigation potential and disciplined portfolio construction as the portfolio continues to ramp.

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund’s unaudited ﬁnancial statements and schedule of investments as of June 30, 2026.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://privatewealth.brookfield.com/ for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley
President Oaktree Asset-Backed Income Fund Inc.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2026 and subject to change based on subsequent developments.

Must be preceded or accompanied by a Prospectus.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets include real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Oaktree Asset-Backed Income Fund Inc.

2

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (Unaudited) June 30, 2026
	Par		Value
PRIVATE INVESTMENTS – 66.9%
Asset-Based Loans – 40.5% (a)
Consumer – 11.4% (a)
EnFin Residential Solar Finance I LLC, First Lien Revolver, 11.36% (Daily SOFR + 7.00%), 05/02/2028, (0.00% Floor) (b)(c)		$1,000,000	$428,120
Finn GmbH, 15.23%, 05/12/2027 (b)	EUR	6,498,579	7,425,250
Finn GmbH, First Lien Delay Draw Term Loan, 15.23%, 05/12/2027(b)(c)	EUR	7,000,000	2,019,803
Kona Spc Ltd., 9.66% (Daily SOFR + 6.00%), 04/18/2029 (b)		15,000,000	14,986,500
Page Eleven Funding, First Lien Revolver, 10.05% (Daily SOFR + 6.40%), 10/18/2027, (0.25% Floor) (b)(c)		25,500,000	23,185,843
			48,045,516

Equipment – 1.6%
AEF Funding LLC, First Lien Revolver, 13.08% (Daily SOFR + 8.75%), 04/25/2031, (2.00% Floor) (b)(c)		7,500,000	3,816,336
C-Dive LLC, First Lien Term Loan, 8.39%, 05/03/2032 (b)(d)		2,387,121	2,387,121
Mosaic Fertilizer LLC, 7.60%, 07/01/2030 (b)(c)(d)		2,040,000	379,205
			6,582,662

Fund Finance – 10.9%
BP LPI, Class B Notes, 13.67% (1 mo. Term SOFR + 10.00%), 12/22/2031, (2.50% Floor) (b)		25,299,337	25,408,124
BP LPI, Class B, Delay Draw Notes, 11.22% (1 mo. Term SOFR + 10.00%), 12/22/2031, (2.50% Floor) (b)(c)		11,700,663	2,862,933
Guggenheim Investments 10.91%, 01/17/2039 (b)(c)		10,000,000	5,539,444
7.76%, 01/17/2039 (b)(c)		8,000,000	4,440,889
KSCF V Rated Note Feeder LLC 12.15%, 12/31/2036 (b)(c)(e)		12,000,000	4,793,599
8.65%, 12/31/2036 (b)(c)(e)		8,000,000	3,197,341
			46,242,330

Infrastructure – 11.6%
Allo Communications LLC, First Lien Delay Draw Term Loan, 15.50%, (7.50% cash, 8.00% PIK), 04/16/2032 (b)		5,449,363	5,371,982
Fiber Intermediate Holdings LLC, First Lien Term Loan, 10.40%, 04/29/2033 (b)		35,000,000	33,950,000
Jonah Energy South Texas, First Lien Term Loan, 9.70%, 04/01/2030 (b)		9,800,000	9,707,880
			49,029,862

Real Estate – 2.3%
Deutsche Pfandbriefbank AG, 20.43%, 01/31/2032 (b)		9,629,501	9,828,446

Transportation – 2.7%
GASL Bermuda B-1 Limited, First Lien Revolver, 9.38%, 12/15/2030 (b)(c)		10,625,000	6,568,226
Hertz Vehicle Financing III, First Lien Revolver, Series 2021-A, Class B, 9.28%, 06/28/2028 (b)		5,000,000	4,974,500
			11,542,726
Total Asset-Based Loans			171,271,542

____________

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	3

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (Unaudited) (continued) June 30, 2026
	Shares		Value
PRIVATE INVESTMENTS (continued)
Equity – 26.4% (a)
Commercial – 2.1%
Roper/Outgo Forward Flow Loan Portfolio (b)(d)		8,943,428	$9,074,002

Consumer – 16.8% (a)
EnFin Corp Loan Portfolio (b)		25,188,482	11,971,576
Klarna Consumer Loan Portfolio (b)(d)	EUR	26,805,686	31,126,908
Santander Bank N.A. Loan Portfolio (b)		19,027,848	17,996,539
Time Forward Flow Purchase Agreement Loan Portfolio (b)(d)		8,963,036	9,919,534
			71,014,557

Equipment – 6.2%
EOG Resources, Inc. (b)(d)		1,570,886	1,573,400
Home Depot Inc/The Equity Private (b)(d)		1,159,886	1,194,799
Midland Equipment Finance Portfolio Loan Portfolio (b)(d)		15,044,767	15,267,430
Sundvall Leasing LLC (b)		6,712,912	6,591,409
VCI Intermediate TopCo 2 LLC (b)(d)		1,396,795	1,411,601
			26,038,639

Real Estate – 1.3%
Hometap Private Placement Equity (b)		5,000,000	5,103,000
LCP Early Education JV LLC (b)		539,437	567,811
			5,670,811
Total Equity			111,798,009

Warrants – 0.0% (f)
Equipment – 0.0% (f)
AEF Funding LLC (Exercise price: $44.38, Expiration: 05/29/2029), (b)(g)		1,250	10,700
TOTAL PRIVATE INVESTMENTS (Cost $284,492,026)			283,080,251

	Par
PUBLIC SECURITIES – 37.1%
Asset-Backed Securities – 15.5%
Commercial – 1.3%
Avis Budget Car Rental LLC
Series 2023-8A, Class D, 7.52%, 02/20/2030 (e)		$3,000,000	3,046,177
Series 2024-1A, Class D, 7.20%, 06/20/2030 (e)		2,500,000	2,511,363
			5,557,540

Consumer – 5.7% (a)
CPS Auto Trust, Series 2026-1, Class A, 8.75%, 05/17/2033 (e)		10,000,000	9,904,036
FHF Trust, Series 2024-1A, Class C, 7.42%, 05/15/2031 (e)		1,250,000	1,235,066
PAR Issuer Trust Series 2026-1A, Class B, 7.84%, 12/15/2032 (e)		5,000,000	4,961,933
Series 2026-2A, Class B, 8.47%, 04/15/2034 (e)		3,437,500	3,437,162
Reach Financial LLC, Series 2026-1A, Class E, 6.45%, 02/15/2033 (e)		2,000,000	1,973,518

____________

See Notes to Consolidated Financial Statements.

4

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (Unaudited) (continued) June 30, 2026
	Par	Value
PUBLIC SECURITIES (continued)
Veros Automobile Receivables Trust Series 2026-1, Class E, 7.74%, 07/15/2031 (e)	$1,500,000	$1,495,374
Series 2026-1, Class F, 0.00%, 06/15/2032 (e)(h)	1,737,000	1,252,683
		24,259,772

Equipment – 4.1%
Post Road Equipment Finance, Series 2026-1A, Class E, 7.70%, 01/17/2034 (e)	2,500,000	2,551,323
VCI Asset Holdings 2 LLC, First Lien Term Loan, 7.38%, 02/06/2031 (d)	14,450,106	14,928,765
		17,480,088

Infrastructure – 1.9%
Kinetic ABS Issuer LLC, Series 2026-1A, Class C, 7.65%, 02/25/2056 (e)	3,500,000	3,555,219
Metronet Systems Holdings LLC, Series 2026-1A, Class C, 7.10%, 04/20/2056 (e)	3,000,000	3,011,840
Total Play Telecomunicaciones SAB de CV, First Lien, 11.13%, 12/31/2032	1,250,000	1,213,750
		7,780,809

Transportation – 2.5%
FTAI MRE Cayman Ltd., Series 2026-1A, Class B, 6.42%, 06/15/2051 (e)	5,000,000	4,998,000
Prop Series 2017-1, Class A, 5.30%, 03/15/2042 (b)	1,100,223	1,073,047
Series 2017-1, Class B, 6.90%, 03/15/2042 (b)	532,177	415,896
Spirit Airlines Pass Through Trust, Series 2025-1, Class B, 11.00%, 02/15/2030	4,654,339	3,956,188
		10,443,131
Total Asset-Backed Securities		65,521,340

Collateralized Loan Obligations – 20.9%
Commercial – 20.9%
AB BSL CLO Ltd., Series 2020-1A, Class D2R2, 8.22% (3 mo. Term SOFR + 4.55%), 10/15/2038, (4.55% Floor) (e)	3,000,000	2,946,630
ABPCI Direct Lending Fund CLO LLC, Series 2017-1A, Class ERR, 11.18% (3 mo. Term SOFR + 7.50%), 07/20/2037, (7.50% Floor) (e)	3,000,000	3,004,500
AGL CLO Ltd., Series 2022-20A, Class ER, 10.08% (3 mo. Term SOFR + 6.40%), 10/20/2037, (6.40% Floor) (e)	2,500,000	2,274,355
AMMC CDO, Series 2022-27A, Class ER, 8.83% (3 mo. Term SOFR + 5.15%), 01/20/2037, (5.15% Floor) (e)	2,000,000	1,986,780
ARES CLO Series 2019-53A, Class D2R2, 7.92% (3 mo. Term SOFR + 4.25%), 10/24/2036, (4.25% Floor) (e)	2,750,000	2,752,778
Series 2022-65A, Class DR, 6.62% (3 mo. Term SOFR + 2.95%), 07/25/2034, (2.95% Floor) (e)	3,750,000	3,720,698
Series 2023-70A, Class ER, 9.17% (3 mo. Term SOFR + 5.50%), 01/25/2039, (5.50% Floor) (e)	7,000,000	6,773,284

____________

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	5

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (Unaudited) (continued) June 30, 2026
	Par	Value
PUBLIC SECURITIES (continued)
Bain Capital Credit CLO Series 2020-4A, Class DAR2, 6.63% (3 mo. Term SOFR + 2.95%), 10/20/2036, (2.95% Floor) (e)	$3,000,000	$2,960,496
Series 2024-6A, Class D2, 7.67% (3 mo. Term SOFR + 4.00%), 01/21/2038, (4.00% Floor) (e)	2,000,000	1,934,068
Birch Grove CLO, Series 2021-2A, Class D1R, 6.83% (3 mo. Term SOFR + 3.15%), 10/19/2037, (3.15% Floor) (e)	1,500,000	1,501,743
CBAMR Ltd., Series 2020-12A, Class D2R2, 7.93% (3 mo. Term SOFR + 4.25%), 01/20/2039, (4.25% Floor) (e)	2,500,000	2,461,922
CIFC Funding Ltd. Series 2015-4A, Class D2R3, 7.39% (3 mo. Term SOFR + 3.75%), 01/17/2039, (3.75% Floor) (e)	5,000,000	4,887,485
Series 2020-3A, Class ER2, 8.48% (3 mo. Term SOFR + 4.80%), 10/20/2038, (4.80% Floor) (e)	2,000,000	1,971,422
Series 2021-3A, Class ER, 8.52% (3 mo. Term SOFR + 4.85%), 10/15/2038, (4.85% Floor) (e)	1,000,000	989,596
Dryden Senior Loan Fund Series 2022-112A, Class D1R2, 6.65% (3 mo. Term SOFR + 3.00%), 11/15/2036, (3.00% Floor) (e)	1,500,000	1,493,564
Series 2023-105A, Class ER, 10.79% (3 mo. Term SOFR + 7.12%), 04/15/2038, (7.12% Floor) (e)	2,500,000	2,518,347
Eldridge CLO Ltd. Series 2025-2A, Class D2, 8.63% (3 mo. Term SOFR + 4.95%), 01/15/2038, (4.95% Floor) (e)	5,700,000	5,664,894
Series 2025-2A, Class E, 10.58% (3 mo. Term SOFR + 6.90%), 01/15/2038, (6.90% Floor) (e)	2,500,000	2,488,735
Fortress Credit BSL Ltd. Series 2023-2A, Class D1R, 7.17% (3 mo. Term SOFR + 3.50%), 07/24/2036, (3.50% Floor) (e)	4,000,000	4,005,292
Series 2023-3A, Class ER, 9.27% (3 mo. Term SOFR + 5.60%), 01/23/2037, (5.60% Floor) (e)	2,000,000	1,909,956
Series 2025-2A, Class D2, 8.27% (3 mo. Term SOFR + 4.60%), 10/15/2038, (4.60% Floor) (e)	2,000,000	1,986,214
Fortress Credit Opportunities, Series 2022-19A, Class DR, 7.82% (3 mo. Term SOFR + 4.15%), 10/15/2036, (4.15% Floor) (e)	2,000,000	1,990,594
Goldentree Loan Opportunities Ltd. Series 2022-16A, Class DJRR, 7.18% (3 mo. Term SOFR + 3.50%), 01/20/2038, (3.50% Floor) (e)	1,000,000	976,710
Series 2022-16A, Class ERR, 8.18% (3 mo. Term SOFR + 4.50%), 01/20/2038, (4.50% Floor) (e)	2,500,000	2,467,895
Halsey Point CLO Ltd., Series 2019-1A, Class D1R, 7.48% (3 mo. Term SOFR + 3.80%), 10/20/2037, (3.80% Floor) (e)	2,500,000	2,492,675
Hartwick Park CLO Ltd., Series 2023-1A, Class DR, 6.38% (3 mo. Term SOFR + 2.70%), 01/20/2037, (2.70% Floor) (e)	3,000,000	2,885,040
Harvest US CLO, Series 2023-1A, Class ER, 9.77% (3 mo. Term SOFR + 6.10%), 01/15/2037, (6.10% Floor) (e)	3,000,000	2,902,458

____________

See Notes to Consolidated Financial Statements.

6

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (Unaudited) (continued) June 30, 2026
	Par	Value
PUBLIC SECURITIES (continued)
Neuberger Berman CLO Ltd Series 2022-47A, Class DR, 6.47% (3 mo. Term SOFR + 2.80%), 04/16/2035, (2.80% Floor) (e)	$1,750,000	$1,739,122
Series 2022-49A, Class ER2, 8.52% (3 mo. Term SOFR + 4.85%), 12/25/2037, (4.85% Floor) (e)	3,000,000	2,953,704
Regatta Funding Ltd., Series 2021-2A, Class D1R, 6.27% (3 mo. Term SOFR + 2.60%), 01/15/2038, (2.60% Floor) (e)	2,675,000	2,644,267
Rockford Tower CLO Ltd. Series 2024-2A, Class D1, 7.18% (3 mo. Term SOFR + 3.50%), 10/20/2037, (3.50% Floor) (e)	1,500,000	1,490,197
Series 2025-2A, Class D1, 7.03% (3 mo. Term SOFR + 3.35%), 03/31/2038, (3.35% Floor) (e)	3,000,000	3,003,966
Trinitas CLO Ltd., Series 2023-25A, Class ER, 9.37% (3 mo. Term SOFR + 5.70%), 01/23/2039, (5.70% Floor) (e)	2,800,000	2,800,022
		88,579,409
Total Collateralized Loan Obligations		88,579,409

Residential Mortgage-Backed Securities – 0.7%
Real Estate – 0.7%
JP Morgan Mortgage Trust, Series 2024-VIS1, Class B2, 8.06%, 07/25/2064 (e)(i)	3,120,000	3,125,698
Total Residential Mortgage-Backed Securities		3,125,698
TOTAL PUBLIC SECURITIES (Cost $159,147,604)		157,226,447

	Shares
SHORT-TERM INVESTMENTS – 3.9%
Money Market Funds – 3.9%
First American Treasury Obligations Fund – Class X, 3.58% (j)	16,416,865	16,416,865
TOTAL SHORT-TERM INVESTMENTS (Cost $16,416,865)		16,416,865
TOTAL INVESTMENTS – 107.9% (Cost $460,056,495)		456,723,563
Liabilities in Excess of Other Assets – (7.9)%		(33,308,943)
TOTAL NET ASSETS – 100.0%		$423,414,620
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
LLC — Limited Liability Company
PIK — Payment in Kind
SOFR — Secured Overnight Financing Rate
EUR — Euro

(a)   To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)   Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $284,569,194 or 67.2% of net assets as of June 30, 2026.

____________

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	7

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (Unaudited) (continued) June 30, 2026

(c)   As of June 30, 2026, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. All values are reflected at par.

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
AEF Funding LLC	First Lien Revolver	$7,500,000	$3,792,896	$3,707,104
BP LPI	Class B, Delay Draw Notes	11,700,663	2,846,146	8,854,517
EnFin Residential Solar Finance I LLC	First Lien Revolver	1,000,000	427,778	572,222
Finn GmbH	First Lien Delay Draw Term Loan	7,000,000	2,491,930	4,508,070
GASL Bermuda B-1 Limited	First Lien Revolver	10,625,000	6,562,320	4,062,680
Guggenheim Investments		8,000,000	4,444,445	3,555,555
Guggenheim Investments		10,000,000	5,555,556	4,444,444
KSCF V Rated Note Feeder LLC		12,000,000	4,800,000	7,200,000
KSCF V Rated Note Feeder LLC		8,000,000	3,200,000	4,800,000
Mosaic Fertilizer LLC		2,040,000	379,205	1,660,795
Page Eleven Funding	First Lien Revolver	25,500,000	23,146,493	2,353,506
		$103,365,663	$57,646,770	$45,718,893

(d)   The table below shows investments that are held through the Aggregator entities. The Aggregator entities represent equity interests in entities that provide loans to borrowers/issuers, either by committing and funding these transactions entirely with their own capital or alongside affiliates.

Investment	Issuer
C-Dive LLC	ABF Equipment Financing Secondary Holdings 2025-1, LLC
EOG Resources, Inc.	ABF Equipment Financing Lease Holdings 2025-1, LLC
Home Depot Inc/The Equity Private	ABF Equipment Financing Secondary Holdings 2025-1, LLC (Delaware), ABF Equipment Financing Loan Holdings 2025-1, LLC (Delaware), ABF Equipment Financing Lease Holdings 2025-1, LLC (Delaware)
Klarna Consumer Loan Portfolio	ABF Consumer Holdings 2026-2, LP
Midland Equipment Finance Portfolio Loan Portfolio	ABF Equipment Financing Secondary Holdings 2025-1, LLC (Delaware), ABF Equipment Financing Loan Holdings 2025-1, LLC (Delaware), ABF Equipment Financing Lease Holdings 2025-1, LLC (Delaware)
Mosaic Fertilizer LLC	ABF Equipment Financing Lease Holdings 2025-1, LLC
Roper/Outgo Forward Flow Loan Portfolio	ABF TF Purchaser 2025-1, LLC (Delaware)
Time Forward Flow Purchase Agreement Loan Portfolio	ABF Home Improvement Purchaser 2025-1, LLC (Delaware), ABF Home Improvement Borrower 2025-1, LLC (Delaware)
VCI Asset Holdings 2 LLC	ABF Equipment Financing Secondary Holdings 2025-1, LLC
VCI Intermediate TopCo 2 LLC	ABF Equipment Financing Lease Holdings 2025-1, LLC

(e)   Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $143,629,741 or 33.9% of the Fund’s net assets.

(f)    Represents less than 0.05% of net assets.

(g)   Non-income producing security.

(h)   Zero coupon bonds make no periodic interest payments.

(i)     Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of June 30, 2026.

(j)    The rate shown represents the 7-day annualized yield as of June 30, 2026.

____________

See Notes to Consolidated Financial Statements.

8

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Schedule of Investments (Unaudited) (continued) June 30, 2026

Forward Currency Contracts:

As of June 30, 2026, the following forward currency contracts were outstanding:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BMO Capital Markets Corp.	08/05/2026	USD	11,260,706	EUR	9,725,000	$131,641
BMO Capital Markets Corp.	05/05/2027	USD	33,878,610	EUR	28,950,000	341,810
U.S. Bancorp Investments, Inc.	08/05/2026	USD	436,822	EUR	381,750	(44)
U.S. Bancorp Investments, Inc.	05/05/2027	USD	1,326,343	EUR	1,145,250	(359)
Net Unrealized Appreciation						$473,048
EUR	—	Euro
USD	—	United States Dollar

____________

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	9

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statements of Assets and Liabilities (Unaudited) June 30, 2026
Assets:
Investments in securities, at value (Cost $460,056,495)	$456,723,563
Investments in securities paid for in advance	18,978,000
Receivable for investments sold	8,339,146
Interest and dividends receivable	4,772,989
Foreign currency, at value (Cost $4,299,138)	4,296,843
Cash collateral posted with counterparties	3,373,181
Unrealized appreciation on unfunded loan commitments	779,487
Unrealized appreciation on forward currency contracts (Note 3)	473,451
Net receivable from adviser (Note 4)	106,810
Receivable for fund shares sold	45,000
Prepaid expenses	110,321
Total assets	497,998,791
Liabilities:
Payable for credit facility (Note 6)	65,000,000
Deferred debt issuance costs, credit facility (Note 6)	(114,726)
Payable for investments purchased	7,086,653
Incentive fees payable (Note 4)	2,264,989
Interest payable for credit facility (Note 6)	139,933
Unrealized depreciation on forward currency contracts (Note 3)	403
Accrued expenses	206,919
Total liabilities	74,584,171
Indemnifications, commitments and contingencies (Notes 4 and 10)
Net Assets	$423,414,620
Composition of Net Assets:
Paid-in capital	427,184,817
Accumulated losses	(3,770,197)
Net Assets	$423,414,620
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	41,126,756
Net asset value per share	$10.30

____________

See Notes to Consolidated Financial Statements.

10

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statement of Operations (Unaudited) For the Six Months Ended June 30, 2026
Investment Income:
Interest	$17,073,311
Dividends and distributions (net of foreign withholding tax of $5,655)	2,308,856
Less return of capital distributions	(41,162)
Total investment income	19,341,005
Expenses:
Investment advisory fees (Note 4)	2,410,969
Incentive fees (Note 4)	2,264,989
Organizational costs (Note 2)	217,533
Administration fees (Note 4)	192,877
Directors’ fees	100,212
Registration fees	80,408
Transfer agent fees	74,762
Fund accounting and sub-administration fees	57,633
Audit and tax services	47,980
Legal fees	36,429
Custodian fees	26,983
Miscellaneous	23,201
Reports to shareholders	19,217
Insurance	2,708
Total operating expenses	5,555,901
Interest expense and credit facility fees (Note 6)	150,207
Less expenses waived/recouped by the investment adviser (Note 4)	(1,930,251)
Net expenses	3,775,857
Net Investment income	15,565,148
Net realized loss on:
Investments	(1,871,275)
Foreign currency transactions	(365,311)
Net realized loss	(2,236,586)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,281,043)
Unfunded loan commitments	834,947
Foreign currency	(2,295)
Foreign currency translations	81,622
Forward currency contracts	473,048
Net change in unrealized depreciation	(1,893,721)
Net realized and unrealized loss	(4,130,307)
Net increase in net assets resulting from operations	$11,434,841

____________

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	11

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statements of Changes in Net Assets
	For the Six Months Ended June 30, 2026 (Unaudited)		For the Period March 27, 2025(1) through December 31, 2025
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$15,565,148		$1,851,950
Net realized gain (loss)	(2,236,586)		23,353
Net change in unrealized depreciation	(1,893,721)		(107,349)
Net increase in net assets resulting from operations	11,434,841		1,767,954
Distributions to Shareholders:
Distributable earnings	(15,596,768)		(1,376,224)
Total distributions to shareholders	(15,596,768)		(1,376,224)
Capital Share Transactions:
Proceeds from shares sold	77,654,726		337,631,111
Reinvestment of distributions	11,389,448		965,499
Repurchase of shares (Note 8)	(455,967	)(2)	—
Net increase in net assets from capital share transactions	88,588,207		338,596,610
Total increase in net assets	84,426,280		338,988,340
Net Assets:
Beginning of period	338,988,340		—
End of period	$423,414,620		$338,988,340
Share Transactions:
Shares sold	7,486,160		32,488,418
Shares reinvested	1,103,777		92,926
Shares repurchased (Note 8)	(44,525)		—
Net increase in shares outstanding	8,545,412		32,581,344

____________

(1)         Commencement of investment operations.

(2)         Net of repurchase fees of $6,303.

____________

See Notes to Consolidated Financial Statements.

12

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Statement of Cash Flows (Unaudited) For the Six Months Ended June 30, 2026
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities
Net Increase in net assets resulting from operations	$11,434,841
Adjustments to reconcile net Increase in net assets resulting from operations to net cash used for operating expenses
Purchases of long-term portfolio investments and principal payups	(311,147,424)
Proceeds from disposition of long-term portfolio investments and principal paydowns	95,777,524
Net purchases and sales of short-term portfolio investments	92,297,720
Amortization of deferred debt issuance costs	(114,726)
Increase in interest receivable	(3,171,986)
Increase in investments in securities paid for in advance	(18,978,000)
Decrease in receivable for fund shares sold	131,465
Increase in prepaid expenses	(58,947)
Increase in interest payable for credit facility	139,933
Increase in incentive fees payable	2,264,989
Decrease in receivable from advisor	479,869
Increase in accrued expenses	3,134
Decrease in organizational costs payable	(2,364,813)
Net accretion of discount on investments and other adjustments to cost	(859,317)
Net change in unrealized depreciation on investments	3,281,043
Net change in unrealized depreciation on foreign currency	2,295
Net change in unrealized appreciation on unfunded commitments	(834,947)
Net change in unrealized appreciation on forward currency contracts	(473,048)
Net realized loss on investment transactions	1,871,275
Net cash used in operating activities	(130,319,120)
Cash flows provided by (used for) financing activities:
Proceeds from credit facility	65,000,000
Proceeds from shares sold	77,654,726
Repurchase of shares	(455,967)
Distributions paid to shareholders, net of reinvestments	(4,207,320)
Net cash provided by financing activities	137,991,439
Effect of exchange rate changes on cash	(2,295)
Net increase in cash	7,670,024
Cash at beginning of period	—
Cash at end of period	$7,670,024
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the six months ended June 30, 2026 totaled $10,274.
Non-cash financing activities not included consist of reinvestment of distributions for the six months ended June 30, 2026 of $11,389,448.
Reconciliation of Cash at the End of Period to the Consolidated Statements of Assets and Liabilities:
Foreign currency	4,296,843
Cash collateral posted with counterparties	3,373,181
Cash at end of period	$7,670,024

____________

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	13

OAKTREE ASSET-BACKED INCOME FUND INC. Consolidated Financial Highlights
Class I	For the Six Months Ended June 30, 2026 (Unaudited)	For the Period March 27, 2025[1] – December 31, 2025
Per Share Operating Performance:
Net asset value, beginning of period	$10.40	$10.00
Income from Investment Operations:
Net investment income[2]	0.41	0.49
Net realized and change in unrealized loss[2]	(0.10)	(0.03)
Net increase in net asset value resulting from operations	0.31	0.46
Distributions to Shareholders:
From net investment income	(0.41)	(0.06)
Total distributions paid*	(0.41)	(0.06)
Net asset value, end of period	$10.30	$10.40
Total Investment Return†,3	3.04%	4.68%
Total Investment Return Since Reorganization†,3,4	3.04%	0.17%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$423,415	$338,988
Investment advisory fees[5]	1.25%	1.25%
Incentive fees[3]	0.58%	0.22%
Operating expenses[5]	0.34%	1.49%
Total expenses before interest and organizational and offering expenses	2.17%	2.96%
Organizational and offering expenses[3]	0.06%	10.09%
Interest expense	0.08%[5]	0.30%[3]
Gross expenses, excluding reimbursement, and including interest, incentive fees and organizational and offering expenses	2.31%	13.35%
Investment advisory fees and operating expenses reimbursed by the Investment Adviser[5]	(0.89)%	(2.26)%
Organizational and offering expenses reimbursed by the Investment Adviser[3]	(0.06)%	(10.09)%
Net expenses, including reimbursement, interest, incentive fees and organizational and offering expenses	1.36%	1.00%
Net expenses, including fee waivers and reimbursement or recoupment and excluding interest expense and incentive fees	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Net investment income[5]	8.67%	6.28%
Net investment income (loss), excluding the effect of fee waivers and reimbursement[5]	8.38%	(5.77)%
Portfolio turnover rate[3]	28%	16%

____________

*       Distributions for annual periods determined in accordance with federal income tax regulations.

†     Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1           Commencement of operations was March 27, 2025.

2           Per share amounts presented are based on average shares outstanding throughout the period indicated.

3           Not annualized for periods less than one year.

4           Commencement of operations since reorganization was December 8, 2025.

5           Annualized for periods less than one year.

____________

See Notes to Consolidated Financial Statements.

14

OAKTREE ASSET-BACKED INCOME FUND INC. Senior Securities

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.
Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit[1]	Involuntary Liquidating Perference Per Unit	Average Market Value Per Unit (Exclude Bank Loans)	Type of Senior Security
June 30, 2026 (Unaudited)[2]	$65,000,000	$7,514	N/A	N/A	Credit Facility
December 31, 2025[3]	N/A	N/A	N/A	N/A	N/A

____________

1           Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

2   For the six months ended June 30, 2026 (Unaudited).

3   Commencement of operations was March 27, 2025.

____________

See Notes to Consolidated Financial Statements.

2026 Semi-Annual Report	15

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) June 30, 2026

1.  Organization

Oaktree Asset-Backed Income Fund Inc. (the “Fund”) was organized as a corporation under the laws of the State of Maryland on December 16, 2024. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of common stock, $0.001 par value per share (the “Common Shares”), and is operated as an “interval fund.”

On December 5, 2025, the Fund acquired all of the assets, subject to liabilities, of Oaktree Asset-Backed Income Private Placement Fund Inc. (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund maintains an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Further, the Reorganization did not result in (1) a material change in the Predecessor Fund’s investment portfolio due to investment restrictions; or (2) a change in accounting policies. Additionally, the investment advisers and portfolio managers did not change as a result of the Reorganization. As a result of the Reorganization, the Fund’s Class I Shares adopted the Predecessor Fund’s performance and accounting history. The net asset value per share of the Fund’s shares as of close of business on December 5, 2025, before the Reorganization was $10.00 for Class I Shares with a net asset value of $100,000. On December 5, 2025, after the Reorganization, the Fund’s net asset value per share was $10.45 for Class I Shares and the Fund received in-kind capital contributions of net assets valued at $42,780,013 in exchange for 4,093,781 Class I Shares to the shareholders of the Predecessor Fund. Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

The Fund continuously offers its shares of common stock, $0.001 par value per share (the “Shares”). The Fund offers three classes of Shares, designated as Class A Shares, Class I Shares, and Class U Shares. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief (the “Multi-Class Exemptive Relief”) permitting the Fund to issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees. In the future, the Fund may offer additional classes of Shares.

Oaktree Fund Advisors, LLC (“Oaktree” or the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. As of July 31, 2026, Oaktree is a subsidiary of each of Brookfield Corporation (NYSE: BN; TSX: BN) and Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAM).

Oaktree Fund Administration, LLC (the “Administrator”) serves as Administrator to the Fund.

The Fund’s investment objective is to seek to provide current income and long-term capital appreciation. Under normal market conditions, the Fund attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in ABF Investments (as defined below), throughout the world, including the United States, or “U.S.” (the “80% Policy”). More specifically, the Fund seeks to achieve its investment by investing primarily in a diverse portfolio of asset-backed finance investments across a broad range of industries focused on pools of contractual assets, including, but not limited to, loans, leases, mortgages, or other receivables (collectively, “ABF Investments”). In seeking to achieve its investment objective, the Fund may, among other things, (i) buy or commit to purchase ABF Investments, (ii) make loans secured by ABF Investments in a senior or mezzanine position, (iii) insure or provide capital relief against ABF Investments, and (iv) provide essential capital to enterprises whose primary business is origination/management of ABF Investments.

As part of the 80% Policy, the Fund may also invest a portion of its assets in other income-generating instruments including, but not limited to, stressed and distressed securities, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting

16

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026 period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Reporting entity and principles of consolidation: Oaktree ABIF Blocker Holdings, LLC. (the “Subsidiary”), a Delaware exempted company and wholly-owned subsidiary of the Fund, was formed on March 25, 2025. The financial results of the Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the Consolidated Schedule of Investments. The net assets of the Subsidiary at June 30, 2026 were $14,106,901, or 3.3% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated on consolidation.

Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s portfolio investments. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Bank Loans, Assignments, and Participations. Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed-or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the Secured Overnight Financial Rate, “SOFR,” or a similar reference rate) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (an “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

2026 Semi-Annual Report	17

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

18

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical assets or liabilities
Level 2	—

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Private Investments:
Asset-Based Loans	$—	$—	$171,271,542	$171,271,542
Equity	—	—	111,798,009	111,798,009
Warrants	—	—	10,700	10,700
Private Investments – Total	—	—	283,080,251	283,080,251
Public Securities:
Asset-Backed Securities	$—	$64,032,397	$1,488,943	$65,521,340
Collateralized Loan Obligations	—	88,579,409	—	88,579,409
Residential Mortgage-Backed Securities	—	3,125,698	—	3,125,698
Public Securities – Total	—	155,737,504	1,488,943	157,226,447
Money Market Funds	16,416,865	—	—	16,416,865
Total Investments	$16,416,865	$155,737,504	$284,569,194	$456,723,563

Other Financial Instruments:
Unfunded Loan Commitments*	$—	$—	$779,487	$779,487
Forward Currency Contracts*	—	473,451	—	473,451
Total Other Financial Instruments	$—	$473,451	$779,487	$1,252,938

Liabilities:
Other Financial Instruments:
Forward Currency Contracts*	$—	$(403)	$—	$(403)
Total Other Financial Instruments	$—	$(403)	$—	$(403)

____________

*   The fair value of the Fund’s investment represents the unrealized appreciation (depreciation) as of June 30, 2026.

The Fund used valuation approaches consistent with the income approach to determine fair value of certain Level 3 assets as of June 30, 2026. The valuation methodology utilized by the Fund included discounted cash flows analysis, as described below.

The discounted cash flows analysis utilizes a discounted cash flow method that incorporates expected timing and level of cash flows, as well as assumptions in determining growth rates, income and expense projections, discount rates, capital structure, terminal values and other factors. The applicability and weight assigned to the income technique is determined based on the availability of reliable projections and comparable companies and transactions.

The recent transaction analysis utilizes recent or expected future transactions of the investment to determine fair value, to the extent applicable.

2026 Semi-Annual Report	19

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

The market yield analysis utilizes expected future cash flows, discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the borrowers. Consideration is also given to a borrower’s ability to meet principal and interest obligations; this may include an evaluation of collateral or the underlying value of the borrower, utilizing either the market or income techniques.

The market comparable analysis utilizes valuations of comparable public companies or transactions and generally seeks to establish the enterprise value of the portfolio company using a market multiple technique. This technique takes into account a specific financial measure (such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, free cash flow, net operating income, net income, book value or net asset value) believed to be most relevant for the given company. Consideration may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other factors deemed relevant. The applicability and weight assigned to the market technique is determined based on the availability of reliable projections and comparable companies and transactions.

The Fund may estimate the fair value of privately held warrants using a Black Scholes pricing model, which includes an analysis of various factors and subjective assumptions, including the current stock price (by using an enterprise value analysis as described above), the expected period until exercise, expected volatility of the underlying stock price, expected dividends and the risk-free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $65,000,000 for the credit facility presented in the Consolidated Statement of Assets and Liabilities. As of June 30, 2026, this financial instrument is categorized as Level 2 within the disclosure hierarchy.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of June 30, 2026.

Quantitative Information about Level 3 Fair Value Measurement

	Value as of June 30, 2026	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Private Investments
Asset-Based Loans	$171,271,542	Income Approach	Discounted Cash Flow	Yield (Discount Rate) of Cash Flows)	7.0%-18.0% (11.9)%	Decrease
		Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Equity	$111,798,009	Income Approach	Discounted Cash Flow	Yield (Discount Rate) of Cash Flows)	7.0%-18.0% (12.0)%	Decrease
		Asset-Based Approach	Recent Transaction	Recent Transaction Price	—	Increase
Warrants	$10,700	Other	Black Scholes	Volatility	40.0%-50.0% (45.0)%	Increase
Public Securities
Asset-Backed Securities	$1,488,943	Market Approach	Market Comparables	Market Quotes	$78.2-$97.5 ($92.1)	Increase
	$284,569,194

____________

(1)   The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

20

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Investments	Public Securities	Total
Balance as of December 31, 2025	$117,432,693	$3,551,443	$120,984,136
Accrued discounts (premiums)	35,104	33,913	69,017
Realized gain (loss)	(280,269)	18,727	(261,542)
Change in unrealized appreciation (depreciation)	(476,755)	31,083	(445,672)
Purchases at cost/corporate actions	209,673,283	405,502	210,078,785
Sales proceeds	(43,303,805)	(2,551,725)	(45,855,530)
Transfers into Level 3	—	—	—
Balance as of June 30, 2026	$283,080,251	$1,488,943	$284,569,194
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	(543,166)	31,083	(512,083)

For further information regarding the security characteristics of the Fund, see the Consolidated Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within “Transfer agent fees” in the Consolidated Statement of Operations.

Organizational and Offering Costs: Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Offering costs from the initial launch of the Fund were deferred and amortized over the first twelve months after the commencement of operations in accordance with Financial Accounting Standards Board (“FASB”) ASC 946-20-25-5 and ASC 946-20-35-5, respectively. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund’s initial Registration Statement on Form N-2.

Distributions to Shareholders: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income.

2026 Semi-Annual Report	21

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

This notice is available on the Fund’s website at https://privatewealth.brookfield.com/fund/oaktree-asset-backed-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Investment in Asset-Backed Securities (“ABS”): The Fund may invest in ABS, which are securitizations typically issued in senior and subordinated classes and with various forms of credit enhancements. ABS may be backed by credit card receivables, automobile loans, student loans, peer-to-peer loans, equipment leases, commercial aircraft leases, franchise agreements or other loans or financial assets.

Investment in Collateralized Loan Obligation (“CLOs”): The Fund may invest in CLOs through various means, including in primary or secondary market transactions from private originators and investors (including bankers, commercial banks, finance companies, investment banks and pooled investment vehicles such as hedge funds and private equity funds) and in restructuring or workout transactions. The Fund may acquire and hold such investments over a range of investment horizons, including buying and holding for a longer term and buying and restructuring in transactions with a shorter turnaround.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the consolidated financial statements and consolidated financial highlights.

The Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendments enhance income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the period ended June 30, 2026, the Fund did not pay a significant amount of foreign or U.S. federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

22

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the period ended June 30, 2026 was $15,476,478 which represents the volume of activity during the period.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Consolidated Statement of Assets and Liabilities	Value as of June 30, 2026
Assets:
Forward currency contracts	Unrealized appreciation on forward currency contracts	$473,451

Liabilities:
Forward currency contracts	Unrealized depreciation on forward currency contracts	$(403)

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the six months ended June 30, 2026:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation
Forward currency contracts	Forward currency contracts	$—	$473,048

The Fund has not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements. There is no enforceable master netting agreement in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$473,451	$—	$473,451	$—	$—	$473,451

Liablitiies
Forward currency contracts	403	—	(403)	—	—	(403)
2026 Semi-Annual Report	23

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

4.  Investment Advisory & Administration Agreement and Transactions with Related Parties

The Fund and the Adviser have entered into the Advisory Agreement, pursuant to which the Adviser is entitled to receive a base Management Fee and an Incentive Fee.

Pursuant to the Advisory Agreement, the Adviser receives an annual Management Fee, payable monthly in arrears by the Fund, in an amount equal to 1.25% of the Fund’s average daily net assets. Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee through December 7, 2026.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to each class of Shares (each, a “Class”), and shall be calculated and accrued on a daily basis while being determined and payable in arrears at the end of each fiscal quarter beginning on and after the commencement of the first fiscal quarter of the Fund.

Thus, the calculation of the Incentive Fee, attributable to each Class, for each fiscal quarter is as follows:

•        No Incentive Fee shall be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.50% per quarter based on the Class’s average daily net assets for the applicable quarterly payment period (calculated in accordance with U.S. GAAP and gross of any accrued (but unpaid) performance fee if applicable during the payment period) (the “Quarterly Return”), or 6.00% annualized; and

•        For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class (if any) exceeds the Quarterly Return, the Incentive Fee with respect to that Class shall equal 12.5% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as the Class’s share of net investment income (allocated based on the net asset value of the Class relative to the Fund as a whole), which will include investment income earned by the Fund (i.e., interest income, dividend income, etc.) reduced by (1) Fund-related investment expenses (i.e., interest and dividend expense, expenses related to the execution of the investment strategy) and (2) after subtracting any reimbursement made by the Adviser to the Fund pursuant to any expense waiver or cap arrangement agreed to between the Adviser and the Fund, any other fund expenses, determined in accordance with GAAP prior to the application of the Incentive Fee, except that such “other fund expenses” shall not include, without limitation, any payments under the Fund’s Distribution and Servicing Plan. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred income feature (such as market or original issue discount, debt investments with payment in kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities), accrued income that the Fund has not yet received in cash. The Adviser is not under any obligation to reimburse the Fund for any part of the income-based fee it receives that is based on accrued income that the Fund never actually receives. Pre-Incentive Fee Net Investment Income is not adjusted for incentive fee payments or any shareholder servicing and/or distribution fees paid under the Fund’s Distribution and Servicing Plan. Accordingly, Pre-Incentive Fee Net Investment Income may be calculated on higher amounts of income than the Fund may ultimately realize and that may ultimately be distributed to Shareholders. As a result, for any calendar quarter, the Incentive Fee attributable to Pre-Incentive Fee Net Investment Income that is paid to the Adviser may be calculated on the basis of an amount that is greater than the amount of net investment income actually received by the Fund for such calendar quarter.

For the period ended June 30, 2026, the Adviser waived and/or reimbursed certain expenses related to investment advisory fees, and organizational costs in the amount of $2,410,969 and $217,533, respectively. The Adviser recouped operating expenses of $581,528 and waived operating expenses of $106,810, for a net expense recoupment of $480,718. The amount of operating expenses and organizational costs reimbursed that are available to be recouped before expiration is $3,693,200, of which $3,586,390 and $106,810, will expire during the fiscal years ending December 31, 2028 and December 31, 2029, respectively. The Fund will reimburse these remaining expenses, subject to a specified expense cap and reimbursement limitations (as detailed below).

24

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

Pursuant to a Management Fee Waiver Agreement, the Adviser has contractually agreed to waive the Management Fee through December 7, 2026. For the avoidance of doubt, the Management Fee Waiver Agreement shall not apply to the Incentive Fee payable under the Advisory Agreement. Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% per annum of the Fund’s average monthly net assets of each class of Shares. The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% per annum of the Fund’s average monthly net assets of each class of Shares (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement will continue for at least one year from the date of the registration statement and cannot be terminated by the Fund or the Adviser before such time. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) any shareholder servicing fee, (iv) any distribution fee, (v) portfolio level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

Oaktree Fund Administration, LLC serves as the administrator and accounting agent (the “Administrator”). Pursuant to an administration agreement (the “Administration Agreement”), the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the Administration Agreement, the Administrator receives from the Fund an annual fee equal to 0.10% of the Fund’s net assets.

U.S. Bancorp Fund Services, LLC (in such capacity, the “Sub-Administrator”) provides certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator provides certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports. The Fund is responsible for any fees due to the Sub-Administrator.

5.  Purchases and Sales of Investments

For the period ended June 30, 2026, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities and U.S. government securities, were $308,405,988 and $102,590,005, respectively.

For the period ended June 30, 2026, there were no purchases or sales of long-term U.S. Government securities.

6.  Credit Facility

Effective June 1, 2026, the Fund has established a Senior Secured Revolving Credit Facility (the “Credit Facility”) in the aggregate principal amount of up to $125,000,000 with Citibank, N.A (“Citi”) for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Credit Facility stated maturity date is May 31, 2027.

The Fund paid interest on borrowings under the Credit Facility at a rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 1.20% per annum for Alternate Base Rate Loans and plus 2.20% per annum for Term SOFR Loans, BBSY Rate Loans, Daily Compounded CORRA Loans, Eurocurrency Rate Loans and Daily SONIA Loans.

2026 Semi-Annual Report	25

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

The Fund also paid a commitment fee on the unused portion of the Credit Facility. During the six-month ramp-up period following closing, the fee was 0.50% per annum. Following the ramp-up period, the fee was 0.75% per annum on any unused portion of the Credit Facility representing less than 50.0% of the total commitment amount and 0.50% per annum on any unused portion representing more than 50.0% of the total commitment amount.

For the period ended June 30, 2026, the Fund amortized $10,274 in deferred debt issuance costs and is included in the interest expense on credit facility line on the Fund’s Consolidated Statement of Operations.

As of June 30, 2026, the Fund had outstanding borrowings of $65,000,000. For the period ended June 30, 2026, the components of interest, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

Stated interest expense	$139,933
Amortization of debt issuance costs	10,274
Total interest expense and credit facility fees	$150,207
Average stated interest rate	6.08%
Average outstanding balance	$45,105,263

According to terms of the Credit Facility agreement, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness of the Fund of not less than 300%. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of June 30, 2026, the Fund was in compliance with the terms of the Credit Facility.

7.  Capital Shares

The Fund’s Charter and Bylaws and the laws of the State of Maryland (the “Charter”) authorizes the Fund to issue up to 1,000,000,000 shares of common stock, $0.001 par value per share. The common stock consists of 250,000,000 shares of undesignated common stock and 750,000,000 shares classified and designated as follows: (i) 250,000,000 of which have been classified and designated as Class A Shares, (ii) 250,000,000 of which have been classified and designated as Class I Shares, and (iii) 250,000,000 of which have been classified and designated as Class U Shares (collectively “Shares” and respectively, “Class A Shares,” “Class I Shares,” and “Class U Shares”). As of June 30, 2026, Oaktree Fund GP I, L.P., a wholly-owned subsidiary of the Adviser, owns 10% of the outstanding Class I Shares of the Fund. The Board of Directors may, without any action by the Shareholders, amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue under the Charter and the 1940 Act. In addition, the Charter authorizes the Board of Directors, without any action by the Shareholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might otherwise be in the Shareholders’ best interests. Under Maryland law, shareholders generally are not liable for the Fund’s debts or obligations.

The Shares offered pursuant to the Fund’s Registration Statement on Form N-2 will be, upon issuance, duly authorized, fully paid and nonassessable. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of common stock have equal distribution, liquidation and other rights. The Fund offers multiple classes of common stock, which may be subject to differing fees and expenses. Distributions may vary among the classes as a result of the different fee structure of the classes.

Oaktree and/or its affiliates purchased an additional 1,144,583.446 shares on behalf of all shareholders of record as of the close of business on January 5, 2026. The transaction was executed as a special distribution of shares, representing approximately 4% of net asset value.
26

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

8.  Repurchase Offers

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental investment policy to make offers to repurchase Shares in order to provide liquidity to shareholders. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval fund structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis.

During the period ended June 30, 2026, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 5, 2026	April 6, 2026
Repurchase Request Deadline	February 9, 2026	May 11, 2026
Repurchase Pricing Date	February 9, 2026	May 11, 2026
Dollar Amount Repurchased	$104,084	$351,883(1)
Shares Repurchased	9,951	34,574

____________

(1)         Net of repurchase fees of $6,303.

9.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2026, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2025, open taxable periods consisted of the taxable period ended December 31, 2025. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the period shown below was as follows:

Period Ended December 31, 2025
Ordinary income	$1,376,224
Total	$1,376,224
2026 Semi-Annual Report	27

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

At December 31, 2025, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$—
Distributable earnings	397,377
Late year ordinary losses	—
Other accumulated losses	(86,302)
Tax basis unrealized appreciation on investments and foreign currency	80,655
Total tax basis net accumulated gains	$391,730

____________

(1)         To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2025, the Fund did not have any capital loss carryforwards. During the taxable period ended December 31, 2025, the Fund did not utilize any capital loss carryforwards.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translations, at December 31, 2025 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$385,658,853	$682,717	$(602,062)	$80,655

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

10.Indemnifications, Commitments and Contingencies

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

In conjunction with the ownership of senior loans, the Fund is party to certain credit agreements, which may require the Fund to extend additional loans to investee companies. Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. The Fund uses the same investment criteria in making these commitments as it does in making investments. The unfunded liability associated with these credit agreements is equal to the amount by which the contractual loan commitment exceeds the sum of the amount of funded debt and cash held in escrow, if any.

28

OAKTREE ASSET-BACKED INCOME FUND INC. Notes to Consolidated Financial Statements (Unaudited) (continued) June 30, 2026

11.Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Fund completed a quarterly repurchase offer in which the Fund offered to repurchase up to 5% of its outstanding shares on August 10, 2026. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	July 6, 2026
Repurchase Request Deadline	August 10, 2026
Repurchase Pricing Date	August 10, 2026
Dollar Amount Repurchased	$876,911
Shares Repurchased	84,890

Management has evaluated subsequent events through the date the financial statements were issued and has determined that there are no additional events that require recognition or disclosure in the consolidated financial statements.

2026 Semi-Annual Report	29

OAKTREE ASSET-BACKED INCOME FUND INC. Dividend Reinvestment Plan (Unaudited)

The Fund intends to distribute substantially all of its net investment income to Shareholders in the form of dividends. The Fund intends to declare and pay distributions monthly from net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to Shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Unless Shareholders specify otherwise, dividends will be reinvested in the Shares in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless Shareholders elect to receive their distributions in cash, they will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), in additional Shares. If Shareholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator. The Plan Administrator can be contacted through mail at by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by phone at 1-855-862-5873.

Shares received under the Plan will be issued to Shareholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Shareholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information Shareholders may need for tax records. Any proxy Shareholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to Shareholders registered with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

30

OAKTREE ASSET-BACKED INCOME FUND INC. Joint Notice of Privacy Policy (Unaudited)

Oaktree Fund Advisors, LLC, on its own behalf and on behalf of the funds managed by Oaktree Fund Advisors, LLC and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•   Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•   Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•   Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•   Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•   Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•   Other organizations, with your consent or as directed by you; and

•   Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2026 Semi-Annual Report	31

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Oaktree Fund Administration, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: privatewealth@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-862-5873

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Directors of the Fund Edward A. Kuczmarski William H. Wright II Heather S. Goldman Stuart A. McFarland Betty Whelchel Susan Schauffert-Tam Brian F. Hurley	Chair of Board of Directors Chair of Audit Committee Chair of Governance Committee Director Director Director Director (Interested)
Officers of the Fund Brian F. Hurley Casey P. Tushaus Craig A. Ruckman Adam R. Sachs Mohamed S. Rasul	President Treasurer Secretary Chief Compliance Officer Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

32

privatewealth.brookfield.com

privatewealth@brookfield.com

855-777-8001

© 2026 Oaktree Fund Advisors, LLC

OAKTREE
Part of Brookfield

(b)    Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants that are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable for semi-annual reports.

(b)    Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)     The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19. Exhibits.

(a)    (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oaktree Asset-Backed Income Fund Inc.
By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, Principal Executive Officer
Date	September 3, 2026
By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer
Date	September 3, 2026